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
Exhibit 77O:  Transactions effected pursuant to Rule 10f-3

                    Montgomery Street Income Securities, Inc.
                                  10f-3 Summary
                         January 1 through June 30, 2006

Date Purchased IPO Purchased                                       Price of IPO    Price of Comparable 1   Price of Comparable 2
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
02/14/06       Cisco Systems 5.5% 2.22.2016                               $ 99.54                  $ 99.78            $ 101.48
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03/09/06       Honeywell International 5.7% 3.15.2036                     $ 99.63                  $ 99.15             $ 99.57
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01/26/06       Pemex Project Funding Master Trust 5.75% 12.15.2015        $ 98.89                  $ 99.79             $ 99.66
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01/30/06       Sanmina-SCI Corp 8.125% 03.01.2016                        $ 100.00                  $ 99.34            $ 100.00
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05/09/06       Simon Property Group 6.1% 5.1.2016                         $ 99.95                  $ 99.46             $ 99.65
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04/05/06       Viacom 6.25% 4.30.2016                                     $ 99.56                  $ 99.09             $ 99.20
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               IPO Purchased                                         Type (1)            Timing (2)           Operation (3)
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Cisco Systems 5.5% 2.22.2016                             X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Honeywell International 5.7% 3.15.2036                   X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Pemex Project Funding Master Trust 5.75% 12.15.2015      X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Sanmina-SCI Corp 8.125% 03.01.2016                       X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Simon Property Group 6.1% 5.1.2016                       X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Viacom 6.25% 4.30.2016                                   X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------

               IPO Purchased                                        Commit (4)            Comm (5)              Limit (6)
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Cisco Systems 5.5% 2.22.2016                             X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Honeywell International 5.7% 3.15.2036                   X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Pemex Project Funding Master Trust 5.75% 12.15.2015      X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Sanmina-SCI Corp 8.125% 03.01.2016                       X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Simon Property Group 6.1% 5.1.2016                       X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Viacom 6.25% 4.30.2016                                   X                    X                      X
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------

               IPO Purchased                                      Affiliate (7)   Weighted Performance (8) Security Performance
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Cisco Systems 5.5% 2.22.2016                             X                -0.00169%                2.05%
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Honeywell International 5.7% 3.15.2036                   X                -0.00313%                1.88%
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Pemex Project Funding Master Trust 5.75% 12.15.2015      X                -0.02068%                1.88%
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Sanmina-SCI Corp 8.125% 03.01.2016                       X                 0.00018%                1.13%
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Simon Property Group 6.1% 5.1.2016                       X                 0.00046%                0.26%
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------
               Viacom 6.25% 4.30.2016                                   X                 0.00181%                0.18%
               ----------------------------------------------------------------------------------------------------------------
               ----------------------------------------------------------------------------------------------------------------

               IPO Purchased                                       Fund Performance        Under/Over (9)
               --------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------
               Cisco Systems 5.5% 2.22.2016                                      0.10%           Over
               --------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------
               Honeywell International 5.7% 3.15.2036                            0.70%           Over
               --------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------
               Pemex Project Funding Master Trust 5.75% 12.15.2015               0.70%           Over
               --------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------
               Sanmina-SCI Corp 8.125% 03.01.2016                               -0.31%           Over
               --------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------
               Simon Property Group 6.1% 5.1.2016                                0.70%           Under
               --------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------
               Viacom 6.25% 4.30.2016                                            0.00%           Over
               --------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------

                               % Securities that over performed:          83%
                              % Securities that under performed:          17%


1-Type of Security-The securities are: (I) part of an issue registered under the 1933 Act that is being offered to the public; (ii)
part of an issue of Government Securities; (iii) Eligible Municipal Securities; (iv) sold in an Eligible Foreign Offering; or (v)
sold in an Eligible Rule 144A Offering.
2-Timing and Price-The securities were purchased prior to the end of the first day on which any sales were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities.
3-Continuous Operation-The issuer of the securities has been in operation for not less than three years, including the operations of any predecessors.
4-Firm Commitment Underwriting - The securities were offered in a firm commitment underwriting.
5-Reasonable Commission-The commission, spread or profit received by the principal underwriters was reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time, as determined by DeIM.
6-Percentage Limit-The amount of securities purchased by the Fund, aggregated with purchases by any other Fund advised by DeIM and any account over which DIM exercised investment discretion, did not exceed the 25% limit.
7-No Benefit to Affiliate-The Affiliated Underwriter did not benefit directly or indirectly from the transaction.
8-Includes interest accrued for the portfolio.
9-Over/Under performance is based on the period the security is held or the quarter end date, whichever comes first.

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Security Information
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                                        Security Purchased
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Cusip                                                                                 17275RAC6
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Issuer                                                                  CISCO SYSTEMS INC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Underwriters                                                       Citigroup, JP Morgan, Merrill Lynch, Morgan Stanley, BoA, DBSI,
                                                                   Goldman Sachs
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Years of continuous operation, including predecessors                   > 3 years
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Security                                                      CSCO 5.5% 2/22/2016
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or co-manager of offering?                  Co-Manager
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from which purchased                      JP Morgan
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                                 Yes
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                             2/14/2006
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total amount of offering sold to QIBs                              3 ,000,000,000
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total amount of any concurrent public offering                                  0
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Total                                                               3,000,000,000
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Public offering price                                               $       99.54
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Price paid if other than public offering price                                N/A
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                                           0.45%
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----------------------------------------------------------------------------------------------------------------
Rating                                                                     A1/A+
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Current yield                                                               5.53%
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----------------------------------------------------------------------------------------------------------------
Benchmark vs Spread (basis points)                                          95 bp
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----------------------------------------------------------------------------------------------------------------

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Fund Specific Information
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                                    Board   Total Par Value Purchased  $ Amount of Purchase % of Offering Purchased by the Fund
--------------------------------------------------------------------------------------------------------------------------

Chicago Funds
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-------------------------------------------------------------------------------------------------------------
DWS Balanced Fund                   Chicago           1,232,000        $     1,226,370                  0.04%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
DWS Balanced VIP                    Chicago             308,000        $       306,592                  0.01%
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-------------------------------------------------------------------------------------------------------------
Montgomery Street Funds
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-------------------------------------------------------------------------------------------------------------
Montgomery Street Income Securities Montgomery Street   308,000        $       306,592                  0.01%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Total                                                 1,848,000        $     1,839,555                  0.06%
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-------------------------------------------------------------------------------------------------------------

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Fund Specific Information
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                                      Board     Security Performance^   Fund Performance^        Measurement Date*
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Chicago Funds
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
DWS Balanced Fund                    Chicago             -1.05%                    1.40%                        3/31/2006
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
DWS Balanced VIP                     Chicago             -1.05%                    1.47%                        3/31/2006
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-------------------------------------------------------------------------------------------------------------------------
Montgomery Street Funds
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Montgomery Street Income Securities   Montgomery Street  -1.05%                   -0.42%                        3/31/2006
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Security Information
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                                                                  Security Purchased
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-----------------------------------------------------------------------------------------------------------------
Cusip                                                                        438516AR7
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-----------------------------------------------------------------------------------------------------------------
Issuer                                                         HONEYWELL INTERNATIONAL
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Underwriters                                                 DBSI, JP Morgan, UBS, ABN Amro, BoA, Barclays, BNP Paribas,
                                                             Citigroup, Mitsubishi UFJ, Royal Bank of Scotland, Wachovia
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-----------------------------------------------------------------------------------------------------------------
Years of continuous operation, including predecessors                        > 3 years
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Security                                                            HON 5.7% 3/15/2036
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-----------------------------------------------------------------------------------------------------------------
Is the affiliate a manager or co-manager of offering?               Joint Lead Manager
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from which purchased                                 UBS
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                                      Yes
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                                   3/9/2006
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total amount of offering sold to QIBs                                      550,000,000
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-----------------------------------------------------------------------------------------------------------------
Total amount of any concurrent public offering                                       0
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total                                                                      550,000,000
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-----------------------------------------------------------------------------------------------------------------
Public offering price                                                   $        99.63
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Price paid if other than public offering price                                     N/A
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                                                0.88%
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-----------------------------------------------------------------------------------------------------------------
Rating                                                                            A2/A
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-----------------------------------------------------------------------------------------------------------------
Current yield                                                                    5.72%
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-----------------------------------------------------------------------------------------------------------------
Benchmark vs Spread (basis points)                                               90 bp
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Fund Specific Information
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                                   Board        Total Par Value Purchased  $ Amount of Purchase  % of Offering Purchased by the Fund
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Chicago Funds
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DWS Balanced Fund                     Chicago              750,000      $       747,218                         0.14%
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DWS Balanced VIP                      Chicago              250,000      $       249,073                         0.05%
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Montgomery Street Funds
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Montgomery Street Income Securities   Montgomery Street     250,000     $       249,073                         0.05%
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Total                                                      1,250,000    $     1,245,363                         0.23%
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Fund Specific Information
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                                      Board        Security Performance^           Fund Performance^               Measurement Date*
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Chicago Funds
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DWS Balanced Fund                     Chicago                         -2.44%                      1.40%                    3/31/2006
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DWS Balanced VIP                      Chicago                         -2.44%                      1.51%                    3/31/2006
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Montgomery Street Funds
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------------------------------------------------------------------------------------------------------------------------------------
Montgomery Street Income Securities   Montgomery Street               -2.44%                     -0.37%                    3/31/2006
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Security Information
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                                                                    Security Purchased
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Cusip                                                                  70645JAS15
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Issuer                                                            PEMEX PROJECT FUNDING MASTER TRUST
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Underwriters                                              CSFB, Lehman Brothers, UBS, Barclays, DBSI, JP Morgan
-------------------------------------------------------------------------------------------------------------
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Years of continuous operation, including predecessors                   > 3 years
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Security                                                   PEMEX 5.75% 12/15/2015
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Is the affiliate a manager or co-manager of offering?                  Co-Manager
-------------------------------------------------------------------------------------------------------------
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Name of underwriter or dealer from which purchased                           CSFB
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Firm commitment underwriting?                                                 Yes
-------------------------------------------------------------------------------------------------------------
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Trade date/Date of Offering                                             1/26/2006
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-------------------------------------------------------------------------------------------------------------
Total amount of offering sold to QIBs                                 750,000,000
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Total amount of any concurrent public offering                                  0
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Total                                                                 750,000,000
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Public offering price                                      $                98.89
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Price paid if other than public offering price                                N/A
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Underwriting spread or commission                                           0.33%
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Rating                                                                   Baa1/BBB
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Current yield                                                               5.76%
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-------------------------------------------------------------------------------------------------------------
Benchmark vs Spread (basis points)                                         138 bp
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Fund Specific Information
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                                      Board   Total Par Value Purchase   $ Amount of Purchase    % of Offering Purchased by the Fund
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Chicago Funds
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DWS Balanced Fund                     Chicago            2,261,000                  2,235,880                        0.30%
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DWS Balanced VIP                      Chicago              522,000                    516,201                        0.07%
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Montgomery Street Funds
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Montgomery Street Income Securities   Montgomery Street    696,000                    688,267                        0.09%
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Total                                                    3,479,000                  3,440,348                        0.46%
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Fund Specific Information
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                                      Board               Security Performance^       Fund Performance^           Measurement Date*
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Chicago Funds
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DWS Balanced Fund                     Chicago                         -5.88%                      0.17%                    3/31/2006
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DWS Balanced VIP                      Chicago                         -5.88%                      1.21%                    3/31/2006
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Montgomery Street Funds
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------------------------------------------------------------------------------------------------------------------------------------
Montgomery Street Income Securities   Montgomery Street               -5.88%                     -0.69%                    3/31/2006
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Security Information
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                                                            Security Purchased
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Cusip                                                                   800907AK3
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Issuer                                                       SANMINA-SCI CORP
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Underwriters                                              BoA, Citigroup, DBSI, Keybanc Capital Markets, Scotia Capital,
                                                          SunTrust Robinson Humphrey, Wells Fargo
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Years of continuous operation, including predecessors                   > 3 years
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Security                                                     SANM 8.125% 3/1/2016
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Is the affiliate a manager or co-manager of offering?          Joint Lead Manager
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Name of underwriter or dealer from which purchased                            BoA
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Firm commitment underwriting?                                                 Yes
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Trade date/Date of Offering                                             1/30/2006
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Total amount of offering sold to QIBs                                 600,000,000
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Total amount of any concurrent public offering                                  0
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Total                                                                 600,000,000
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Public offering price                                      $               100.00
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Price paid if other than public offering price                                N/A
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Underwriting spread or commission                                           2.00%
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Rating                                                                       B1/B
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Current yield                                                               8.13%
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Benchmark vs Spread (basis points)                                         360 bp
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Fund Specific Information
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                                     Board     Total Par Value Purchased  $ Amount of Purchase   % of Offering Purchased by the Fund
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Chicago Funds
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DWS Balanced Fund                     Chicago                 830,000     $       830,000                    0.14%
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DWS Balanced VIP                      Chicago                 280,000     $       280,000                    0.05%
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DWS High Income Fund                  Chicago              10,480,000     $    10,480,000                    1.75%
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DWS High Income Trust                 Chicago               1,160,000     $     1,160,000                    0.19%
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DWS High Income VIP                   Chicago               1,835,000     $     1,835,000                    0.31%
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DWS Multi Market Income Trust         Chicago                 620,000     $       620,000                    0.10%
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DWS Strategic Income Fund             Chicago                 510,000     $       510,000                    0.09%
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DWS Strategic Income Trust            Chicago                 145,000     $       145,000                    0.02%
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DWS Strategic Income VIP              Chicago                 135,000     $       135,000                    0.02%
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Montgomery Street Funds
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Montgomery Street Income Securities   Montgomery Street        20,000     $        20,000                    0.00%
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New York Funds
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DWS Bond VIP                          New York                  20,000    $        20,000                    0.00%
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DWS Core Plus Income Fund             New York                  75,000    $        75,000                    0.01%
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DWS High Income Plus Fund             New York               1,865,000    $     1,865,000                    0.31%
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DWS Short Duration Plus Fund          New York                  80,000    $        80,000                    0.01%
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Total                                                       18,055,000    $    18,055,000                    3.01%
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Fund Specific Information
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                                     Board              Security Performance^           Fund Performance^          Measurement Date*
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------------------------------------------------------------------------------------------------------------------------------------
Chicago Funds
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DWS Balanced Fund                     Chicago                    1.00%                      0.42%                          3/31/2006
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DWS Balanced VIP                      Chicago                    1.00%                      0.51%                          3/31/2006
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DWS High Income Fund                  Chicago                    1.00%                      1.40%                          3/31/2006
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DWS High Income Trust                 Chicago                    1.00%                      1.18%                          3/31/2006
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DWS High Income VIP                   Chicago                    1.00%                      1.32%                          3/31/2006
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DWS Multi Market Income Trust         Chicago                    1.00%                      0.94%                          3/31/2006
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DWS Strategic Income Fund             Chicago                    1.00%                     -0.07%                          3/31/2006
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DWS Strategic Income Trust            Chicago                    1.00%                      0.80%                          3/31/2006
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DWS Strategic Income VIP              Chicago                    1.00%                      0.09%                          3/31/2006
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Montgomery Street Funds
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Montgomery Street Income Securities   Montgomery Street          1.79%                     -0.16%                          2/16/2006
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New York Funds
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DWS Bond VIP                          New York                   1.00%                     -0.57%                          3/31/2006
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DWS Core Plus Income Fund             New York                   1.00%                     -0.53%                          3/31/2006
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DWS High Income Plus Fund             New York                   1.00%                      2.00%                          3/31/2006
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DWS Short Duration Plus Fund          New York                   1.00%                      0.54%                          3/31/2006
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Security Information
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                                                            Security Purchased
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Cusip                                                                   828807BT3
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Issuer                                                                 SIMON PROPERTY GROUP LP
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Underwriters                                              BoA, DBSI, Merrill Lynch, Calyon, Greenwich Capital Markets, Lasalle Bank,
                                                          Suntrust Capital Markets
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Years of continuous operation, including predecessors                   > 3 years
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Security                                                        SPG 6.1% 5/1/2016
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Is the affiliate a manager or co-manager of offering?          Joint Lead Manager
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from which purchased                  Merrill Lynch
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-------------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                                 Yes
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                              5/9/2006
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Total amount of offering sold to QIBs                                 400,000,000
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Total amount of any concurrent public offering                                  0
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Total                                                                 400,000,000
-------------------------------------------------------------------------------------------------------------
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Public offering price                                              $        99.95
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-------------------------------------------------------------------------------------------------------------
Price paid if other than public offering price                                N/A
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Underwriting spread or commission                                           0.65%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Rating                                                                  Baa1/BBB+
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Current yield                                                               6.10%
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Benchmark vs Spread (basis points)                                          98 bp
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-------------------------------------------------------------------------------------------------------------

Fund Specific Information
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                                      Board      Total Par Value Purchased $ Amount of Purchase  % of Offering Purchased by the Fund
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Chicago Funds
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DWS Balanced Fund                     Chicago              1,000,000               999,520                        0.25%
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DWS Balanced VIP                      Chicago                333,000               332,840                        0.08%
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Montgomery Street Funds
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Montgomery Street Income Securities   Montgomery Street      333,000               332,840                        0.08%
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Total                                                      1,666,000             1,665,200                        0.42%
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Fund Specific Information
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                                      Board              Security Performance^       Fund Performance^        Measurement Date*
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Chicago Funds
------------------------------------------------------------------------------------------------------------------------------------
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DWS Balanced Fund                     Chicago
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DWS Balanced VIP                      Chicago
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Montgomery Street Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Montgomery Street Income Securities   Montgomery Street             0.26%                 0.70%                     6/9/2006
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Security Information
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                                                            Security Purchased
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Cusip                                                                     92554BA7
---------------------------------------------------------------------------------------------------------
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Issuer                                                          VIACOM INC
---------------------------------------------------------------------------------------------------------
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Underwriters                                             BoA, Citigroup, JP Morgan, ABN Amro, Daiwa Securities, DBSI, Dresdner
                                                         Kleinwort, Mizuho International, RBS Greenwich, Societe Generale,
                                                         Tokyo-Mitsubishi Securities, Wachovia
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Years of continuous operation, including predecessors                    > 3 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Security                                                       VIA 6.25% 4/30/2016
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Is the affiliate a manager or co-manager of offering?                   Co-Manager
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Name of underwriter or dealer from which purchased                             BoA
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Firm commitment underwriting?                                                  Yes
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Trade date/Date of Offering                                               4/5/2006
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total amount of offering sold to QIBs                                1,500,000,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total amount of any concurrent public offering                                   0
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Total                                                                1,500,000,000
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Public offering price                                             $         99.56
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Price paid if other than public offering price                                 N/A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Underwriting spread or commission                                            0.88%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Rating                                                                    Baa3/BBB
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Current yield                                                                6.28%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Benchmark vs Spread (basis points)                                          147 bp
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

Fund Specific Information
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------------------------------------------------------------------------------------------------------------------------------------
                                      Board     Total Par Value Purchased $ Amount of Purchase  % of Offering Purchased by the Fund
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Chicago Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DWS Balanced Fund                     Chicago                   6,000,000           $ 5,973,660                         0.40%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DWS Balanced VIP                      Chicago                   2,000,000           $ 1,991,220                         0.13%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Montgomery Street Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Montgomery Street Income Securities   Montgomery Street         2,000,000           $ 1,991,220                         0.13%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          10,000,000           $ 9,956,100                         0.67%
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Fund Specific Information
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------------------------------------------------------------------------------------------------------------------------------------
                                            Board        Security Performance^       Fund Performance^        Measurement Date*
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Chicago Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DWS Balanced Fund                     Chicago
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DWS Balanced VIP                      Chicago
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------------------------------------------------------------------------------------------------------------------------------------
Montgomery Street Funds
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Montgomery Street Income Securities   Montgomery Street                      0.18%                 0.00%                    4/5/2006
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.